UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2012 (February 20, 2012)

Behringer Harvard REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51293	68-0509956
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer
or organization)		Identification No.)

17300 Dallas Parkway, Suite 1010, Dallas, Texas

75248

(Address of principal executive offices)

(Zip Code)

(866) 655-1605

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Third Amendment to Advisory Management Agreement

On February 20, 2012, Behringer Harvard REIT I, Inc. (which may be referred to herein as the “Company,” “we,” “our” or “us”)  entered into the Third Amendment (the “Advisory Amendment”) to the Fifth Amended and Restated Advisory Management Agreement dated December 29, 2006, as amended (the “Advisory Agreement”), with Behringer Advisors, LLC, our advisor.  In the Advisory Amendment, the subordinated disposition fee has been removed.  Accordingly, the advisor will not be paid a subordinated disposition fee for providing services in connection with the sale of one or more of our assets.  In all other material respects, the terms of the Advisory Agreement remain unchanged.

Fourth Amendment to Property Management and Leasing Agreement

On February 20, 2012, we, Behringer Harvard Operating Partnership I LP and HPT Management Services, LLC, our property manager, entered into the Fourth Amendment (the “Management Amendment”) to the Fifth Amended and Restated Property Management and Leasing Agreement, dated May 15, 2008, as amended (the “Management Agreement”).  The Management Amendment clarifies the minimum amount of fees payable to our property manager for the management of each property on a monthly basis.  More specifically, pursuant to the Management Amendment, the management fees will not be less than the following amounts on a monthly basis: (1) for a property up to 200,000 square feet, not less than $1,000; (2) for a property between 200,000 and 500,000 square feet, not less than $2,000; and (3) for a property greater than 500,000 square feet, not less than $3,000.  In all other material respects, the terms of the Management Agreement remain unchanged.

The information set forth above with respect to the Advisory Amendment and the Management Amendment does not purport to be complete in scope and is qualified in its entirety by the full text of the Advisory Amendment and the Management Amendment, respectively, which are filed as Exhibits 10.1 and 10.2, respectively, hereto and are incorporated into this report by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

10.1	Third Amendment to the Fifth Amended and Restated Advisory Management Agreement, dated February 20, 2012, by and between Behringer Harvard REIT I, Inc. and Behringer Advisors, LLC

10.2

Fourth Amendment to the Fifth Amended and Restated Property Management and Leasing Agreement, dated February 20, 2012, by and among Behringer Harvard REIT I, Inc., Behringer Harvard Operating Partnership I LP and HPT Management Services, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD REIT I, INC.

Date: February 22, 2012	By:	/s/ Telisa Webb Schelin
	Name:	Telisa Webb Schelin
	Title:	Senior Vice President — Legal, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Third Amendment to the Fifth Amended and Restated Advisory Management Agreement, dated February 20, 2012, by and between Behringer Harvard REIT I, Inc. and Behringer Advisors, LLC

10.2

Fourth Amendment to the Fifth Amended and Restated Property Management and Leasing Agreement, dated February 20, 2012, by and among Behringer Harvard REIT I, Inc., Behringer Harvard Operating Partnership I LP and HPT Management Services, LLC